THIS REPORT HAS BEEN FILED WITH THE SECURITIES
                AND EXCHANGE COMMISSION VIA EDGAR

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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


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                             FORM 8-K

                          CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 28, 1997



                        KUHLMAN CORPORATION

       (Exact name of registrant as specified in its charter)


      Delaware                1-7695                58-2058047

  (State or other     (Commission File No.)       (I.R.S. Employer
    jurisdiction                                 Identification No.)
  of incorporation)


                     3 Skidaway Village Square
                      Savannah, Georgia 31411
         (Address of principal executive offices)(Zip Code)

 Registrant's telephone number, including area code:  (912) 598-7809


                           Not Applicable
   (Former Name or Former Address, if Changed Since Last Report)

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


Item 5.   Other Events

     Properties of Kysor Transportation Products Group.

     On March 10, 1997, Kuhlman Corporation (the "Company") purchased certain assets of the Transportation Products Group ("Kysor") of Kysor Industrial Corporation, a Michigan corporation traded on the New York Stock Exchange. This event was reported by the Company on Form 8-K dated March 10, 1997.

     The following is a list of the properties of Kysor that were acquired by the Company as of the purchase date:


 Location                     Description            Interest     Square Footage
 --------                     -----------            --------     --------------
                                                                  (in thousands)
 Byron, Illinois              Plant, warehouse         Owned           177
                              and office

 Cadillac, Michigan           Plant, warehouse         Owned           131
                              and office

 Charlotte, North Carolina    Plant and office         Owned            91

 Spring Lake, Michigan        Plant and office         Owned            80

 Hengoed, South Wales         Plant and office         Leased           50

 All other facilities
 (including plants in
 Indiana, England
 and South Korea)             Plant and office         Owned           152
                                                       Leased           23



     In the opinion of the Company, Kysor's properties have been well maintained and are in a proper condition necessary to operate at present levels.

 Item 7.  Financial Statements and Exhibits

      (b) Pro Forma Financial Information

          Kuhlman Corporation and Subsidiaries and Kysor
          Transportation Products Group:  Unaudited Pro Forma
          Condensed Combined Statement of Income for the three months ended March 31, 1997.

      (c) Exhibits

          10.1  Asset Purchase Agreement among Kuhlman
                Corporation, Transpro Group, Inc., Kysor
                Industrial Corporation and certain subsidiaries of Kysor Industrial Corporation dated as of February 2, 1997 [Incorporated by reference to Exhibit 2 to
                Schedule 14D-9 of Kysor Industrial Corporation dated February 7, 1997 (SEC File No. 1-8973)].
                Item 7(b)

Item 7(b)


               KUHLMAN CORPORATION AND SUBSIDIARIES
             AND KYSOR TRANSPORTATION PRODUCTS GROUP

              UNAUDITED PRO FORMA CONDENSED COMBINED
                       STATEMENT OF INCOME
             FOR THE THREE MONTHS ENDED MARCH 31, 1997



                                                       Pro Forma      Pro
                                                      Adjustments    Forma
                                 Kuhlman      Kysor     (Note 4)    Combined
----------------------------------------------------------------------------
In thousands

Net sales. . . . . . . . . . . $ 134,148   $  26,809   $     ---   $ 160,957
Cost of goods sold . . . . . .   104,406      20,440         ---     124,846
                               ---------------------------------------------

   Gross profit  . . . . . . .    29,742       6,369         ---      36,111

Operating expenses:
Selling, engineering, general
   and administrative. . . . .    18,491       4,485        (592)(a)  22,384
                               ---------------------------------------------
Operating profit . . . . . . .    11,251       1,884         592      13,727
                               ---------------------------------------------

Other income (expense):
Interest expense, net. . . . .    (1,938)        (19)     (1,105)(b)  (3,062)
Other, net . . . . . . . . . .      (315)        (15)        ---        (330)
                               ---------------------------------------------
   Total other income
     (expense), net. . . . . .    (2,253)        (34)     (1,105)     (3,392)
                               ---------------------------------------------

Income before taxes. . . . . .     8,998       1,850        (513)     10,335
Taxes on income. . . . . . . .     3,716         696        (184)(c)   4,228
                               ---------------------------------------------

Net income . . . . . . . . . . $   5,282   $   1,154   $    (329)  $   6,107

                               =============================================
Earnings per share
   (fully diluted) . . . . . . $    0.36                           $    0.42
                               =========                           =========

Weighted average common
 shares and common stock
 equivalents - fully dilutive .   14,574                              14,574
                               =========                           =========



          The Notes to Unaudited Pro Forma Condensed Combined
           Financial Statement should be read in conjunction
                          with this statement

                  KUHLMAN CORPORATION AND SUBSIDIARIES
                AND KYSOR TRANSPORTATION PRODUCTS GROUP
                      NOTES TO UNAUDITED PRO FORMA
                CONDENSED COMBINED STATEMENT OF INCOME


1. On March 10, 1997, Kuhlman Corporation (the "Company") purchased certain assets of the Transportation Products Group ("Kysor") of Kysor Industrial Corporation, a Michigan corporation traded on the New York Stock Exchange. The purchase price for Kysor was $86,000,000 in cash plus the assumption of approximately $46,000,000 of certain liabilities. The acquisition of Kysor will be accounted for as a purchase and was financed from borrowings under the Company's existing credit facility.

2. The Company and Kysor operate and report on a calendar year basis. The unaudited pro forma combined condensed statement of income combines the results of operations of Kuhlman for the three months ended March 31, 1997, including the results of Kysor from March 10, and the results of operations for Kysor for the period January 1, 1997 through March 9, 1997.

3. The unaudited pro forma combined statement of income for the three months ended March 31, 1997 has been prepared as if the acquisition of Kysor had been effective January 1, 1996. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made. The pro forma financial statements are for information purposes only and are not necessarily indicative of the financial condition or results of operations that would have occurred if the acquisition had been consummated as of January 1, 1997.

4. Explanation of Pro Forma Adjustments

   (a) An adjustment to general and administrative expenses of $775,000 primarily representing general corporate overhead and related costs of Kysor Industrial Corporation that were allocated to Kysor during the period January 1 through March 9, 1997 and will not continue, partially offset by $184,000 representing the net change in intangible amortization expense resulting from the acquisition.

   (b) An increase to reflect the incremental interest expense associated with the carrying cost of the acquisition debt at the Company's average borrowing rate for the period.

   (c) A decrease in taxes on income to reflect the pro forma tax impact of the Kysor acquisition.

                              SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KUHLMAN CORPORATION
                                (Registrant)



                                By:   /s/ Robert S. Jepson, Jr.
                                    ----------------------------
                                    Robert S. Jepson, Jr.
                                    Chairman of the Board and
                                    Chief Executive Officer




Dated: May 28, 1997